SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K

                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported)           July 1, 2002
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                               Unitrin, Inc.
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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        (State or other jurisdiction of incorporation or organization)


 One East Wacker Drive, Chicago, Illinois                 60601
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 (Address of principal executive offices)               (Zip Code)


                 0-18298                                95-4255452
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         (Commission File Number)          (I.R.S. Employer Identification No.)

                               (312) 661-4600
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             (Registrant's telephone number, including area code)

                               Not Applicable
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          (Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

        On June 26, 2002, Unitrin, Inc., a Delaware corporation, entered into (i) an underwriting agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference) and (ii) a pricing agreement relating to $300 million aggregate principal amount of 5.75% senior notes due July 1, 2007 (the "Senior Notes") (attached hereto as Exhibit 1.2 and incorporated herein by reference), each among Unitrin, Inc., and a group of underwriters consisting of Goldman, Sachs & Co., Banc One Capital Markets, Inc., Wachovia Securities, Inc., BNY Capital Markets, Inc., Tokyo-Mitsubishi International plc and Wells Fargo Brokerage Services, LLC, (the "Underwriters") pursuant to which the Underwriters agreed to purchase the Senior Notes from Unitrin, Inc.

        The Senior Notes were sold pursuant to the shelf registration statement filed by Unitrin, Inc. with the Securities and Exchange
Commission on May 9, 2002, as amended June 24, 2002, and a prospectus supplement dated June 26, 2002 and accompanying prospectus dated June 26, 2002.

        The terms of the Senior Notes are set forth in an indenture dated as of June 26, 2002, 2002 (attached hereto as Exhibit 4.1 and incorporated herein by reference), as supplemented by an Officers' Certificate dated as of July 1, 2002, including the form of Senior Note attached thereto as Exhibit A (attached hereto as Exhibit 4.2 and incorporated herein by reference).

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)   Exhibits

         Exhibit No.              Exhibit

1.1 Underwriting Agreement dated June 26, 2002 among Unitrin, Inc., Goldman, Sachs & Co., Banc One Capital Markets, Inc., Wachovia Securities, Inc., BNY Capital Markets, Inc., Tokyo-Mitsubishi International plc and Wells Fargo Brokerage Services, LLC.

1.2 Pricing Agreement dated June 26, 2002 among Unitrin, Inc., Goldman, Sachs & Co., Banc One Capital Markets, Inc., Wachovia Securities, Inc., BNY Capital Markets, Inc., Tokyo-Mitsubishi International plc and Wells Fargo Brokerage Services, LLC relating to the 5.75% Senior Notes due July 1, 2007.

4.1 Indenture dated as of June 26, 2002 between Unitrin, Inc. and BNY Midwest Trust Company relating to Senior Debt Securities.

4.2 Officers' Certificate pursuant to the Indenture dated as of June 26, 2002, between Unitrin, Inc. and BNY Midwest Trust Company, relating to the 5.75% Senior Notes due July 1, 2007 (including the form of Senior Note attached thereto as Exhibit A).

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Unitrin, Inc.
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Date:  July 1, 2002                  /s/ Eric J. Draut
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                                    Eric J. Draut
                                    Executive Vice President and Chief Financial
                                        Officer